                                                                   EXHIBIT 10.25

                              ACCOUNTS RECEIVABLE
                            INTERCREDITOR AGREEMENT
                            -----------------------
                            (MORTGAGED FACILITIES)


     THIS AGREEMENT is made as of the 11th day of August, 1998, by and among (I) THE CHASE MANHATTAN BANK, as administrative agent (in such capacity, the "Corporate Credit Agent") for itself and the other lenders (the "Corporate Credit Lenders") which are, or may in the future become, parties to the Corporate Credit Agreement (as hereinafter defined), (II) THE CHASE MANHATTAN BANK, as administrative agent (in such capacity, the "Lease Credit Agent") for itself and the other lenders (the "Lease Credit Lenders") which are, or may in the future become, parties to the Lease Credit Agreement (as hereinafter defined), (III) THE CHASE MANHATTAN BANK, as administrative agent (in such capacity, the "Agent") for the Corporate Credit Lenders, the Lease Credit Lenders and/or the Investors, as the case may be, pursuant the Security Documents, (IV) HHC 1998-1 TRUST, a Delaware business trust (the "HHC Trust"),
(V) CSL LEASING, INC., BTD HARBORSIDE INC. and MORGAN STANLEY SENIOR FUNDING, INC. (collectively, the "Investors"), and (VI) MEDITRUST MORTGAGE INVESTMENTS, INC., a Delaware corporation, having an office at 197 First Avenue, Needham Heights, Massachusetts 02494 ("MMI").

     WHEREAS, on October 13, 1994, MMI made a loan to BAY TREE NURSING CENTER CORP., a Massachusetts corporation ("Bay Tree"), COUNTRYSIDE CARE CENTER CORP., a Massachusetts corporation ("Countryside"), SUNSET POINT NURSING CENTER CORP., a Massachusetts corporation ("Sunset"), WEST BAY NURSING CENTER CORP. ("West Bay" and Bay Tree, Countryside, Sunset and West Bay are hereinafter collectively referred to as the "Borrowers"), BELMONT NURSING CENTER CORP., a Massachusetts corporation ("Belmont"), OAKHURST MANOR NURSING CENTER CORP., a Massachusetts corporation ("Oakhurst") and ORCHARD RIDGE NURSING CENTER CORP., a Massachusetts corporation ("Orchard Ridge") in the original principal amount of FORTY-TWO MILLION THREE HUNDRED THOUSAND ($42,300,000) DOLLARS (the "MMI Loan"), which is secured, in part, by security interests granted by the Borrowers pertaining to the Credit Lenders' Collateral (as hereinafter defined), including, without limitation, the liens (collectively, the "MMI Mortgages") more particularly described on EXHIBIT A attached hereto and incorporated herein by reference (the
             ---------
real and personal property encumbered by the MMI Liens is collectively referred to herein as the "Mortgaged Property"). References herein in to the Mortgaged Property shall be deemed to include references to all of the Mortgaged Property and references to any portion thereof. All documents evidencing, securing or otherwise given in connection with the MMI Loan, including, without limitation, the MMI Mortgages, are hereinafter collectively referred to as the "Loan Documents" and all collateral granted thereunder to MMI shall be collectively referred to as the "MMI Collateral" (which includes, without limitation, the Credit Lenders' Collateral); and

     WHEREAS, subsequent to the consummation of the MMI Loan and in connection with a partial prepayment thereof, (I) the liens granted by Oakhurst, Belmont and Orchard

Ridge to MMI securing the MMI Loan were released and (II) Oakhurst, Belmont and Orchard Ridge were each released from all obligations relating to the MMI Loan, other than those obligations which, by the terms of any of the Loan Documents, extend beyond the term of the MMI Loan or survive the payment of the MMI Loan; and

     WHEREAS, the Corporate Credit Agent and the Corporate Credit Lenders have entered into a Credit Agreement, dated as of August 11, 1998 (such credit agreement, together with any and all other documents securing or evidencing the loans established by said credit agreement, the "Corporate Credit Agreement") with Harborside Healthcare Corporation, a Delaware corporation ("Harborside"), its subsidiaries listed on EXHIBIT B attached hereto and incorporated herein by
                           ---------
reference and such additional subsidiaries which may be from time to time added as parties thereto (collectively, together with Harborside, the "Debtors"), including, without limitation, the Borrowers; and

     WHEREAS, the Lease Credit Agent and the Lease Credit Lenders have entered into a Credit Agreement dated as of August 11, 1998 (such credit agreement, together with any and all other documents securing or evidencing the loans established by said credit agreement and the lease and credit transactions established by such other documents, including, without limitation, the Participation Agreement (as hereinafter defined) and the HHC Lease Guaranty (as hereinafter defined), the "Lease Credit Agreement") with the HHC Trust; and

     WHEREAS, pursuant to a Participation Agreement dated as of August 11, 1998 (the "Participation Agreement") by and among Harborside of Dayton Limited Partnership, the HHC Trust, Wilmington Trust Company, the Investors, the Lease Credit Agent and the Lease Credit Lenders, the Investors have agreed to make certain investments in the HHC Trust; and

     WHEREAS, the Debtors have executed that certain Guarantee, dated as of August 11, 1998, in favor of the HHC Trust, the Investors and the Lease Credit Agent, for the benefit of the Lease Credit Lenders (such guaranty, together with any and all other documents securing or evidencing the obligations established by said guaranty, the "HHC Lease Guaranty"), pursuant to which the Debtors have agreed to guarantee the Note Obligations, the Contribution Obligations and the Lease Obligations (as each term is defined in the HHC Lease Guaranty); and

     WHEREAS, MMI acknowledges having been informed by the Corporate Credit Agent, the Lease Credit Agent, the HHC Trust and the Investors that, as collateral for (A) the loans made pursuant to the Corporate Credit Agreement and investments and loans made pursuant to the Lease Credit Agreement and (B) the obligations of the Debtors under the HHC Lease Guaranty, the Agent was (or, in the case of mortgaged properties, within sixty (60) days after the date hereof, will be) granted security interests (I) by the Borrowers, pursuant to the Security Documents (as hereinafter defined) in certain collateral that is more particularly described therein (the "Credit Lenders' Collateral"), including, without limitation, the facilities (collectively, the "Facilities") more particularly described on

EXHIBIT C attached hereto and incorporated herein by reference, and (II) by the
---------
other Debtors in certain other collateral that is more particularly described in the Corporate Credit Agreement and the Lease Credit Agreement (the "Remaining Collateral"); and

     WHEREAS, the Lease Credit Lenders, the Corporate Credit Lenders, the HHC Trust and the Investors have agreed that the Credit Lenders' Collateral and the Remaining Collateral secure the obligations under the Corporate Credit Agreement, the Lease Credit Agreement and the HHC Lease Guaranty on the terms and conditions set forth in that certain Agency and Intercreditor Agreement, dated as of August 11, 1998, by and among the Debtors, the HHC Trust, the Corporate Credit Agent, the Lease Credit Agent, the Corporate Credit Lenders, the Lease Credit Lenders and the Investors (the "Chase Intercreditor Agreement"); and

     WHEREAS, MMI is willing to consent to the granting of security interests in the Credit Lenders' Collateral to the Corporate Credit Agent, for the benefit of the Corporate Credit Lenders, the Lease Credit Agent, for the benefit of the Lease Credit Lenders, the HHC Trust and the Investors, upon the terms and conditions set forth herein.

     NOW, THEREFORE, for consideration paid, receipt of which is hereby acknowledged, the parties hereto hereby agree as follows:

     1.   CONSENT.  Notwithstanding anything to the contrary set forth in the
          -------
Loan Documents, MMI hereby consents to (I) the establishment by the Corporate Credit Lenders of the credit facilities in favor of the Debtors under the Corporate Credit Agreement, (II) the establishment by the Lease Credit Lenders and the Investors of the synthetic lease facility contemplated in the Participation Agreement, including, without limitation, the credit facilities in favor of the HHC Trust under the Lease Credit Agreement and (III) the granting by the Borrowers to the Agent, pursuant to the Security Documents, of security interests in the Credit Lenders' Collateral. The documents more particularly described on EXHIBIT D attached hereto and incorporated herein by reference are
             ---------
collectively referred to herein as the "Security Documents". MMI hereby further agrees that to the extent that any of the provisions set forth in any of the Loan Documents prohibits or restricts (A) any of the Borrowers from entering into the Corporate Credit Agreement, incurring their respective obligations thereunder to the Corporate Credit Agent or the Corporate Credit Lenders or granting security interests or liens in the Credit Lenders' Collateral to the Agent, for the benefit of the Corporate Credit Lenders, pursuant to the Security Documents, (B) any of the Borrowers from entering into the Lease Credit Agreement, incurring their respective obligations thereunder to the Lease Credit Agent or the Lease Credit Lenders or granting security interests or liens in the Credit Lenders' Collateral to the Agent, for the benefit of the Lease Credit Lenders, pursuant to the Security Documents or (C) any of the Borrowers from entering into the HHC Lease Guaranty, incurring their respective obligations thereunder to the HHC Trust, the Lease Credit Agent, the Lease Credit Lenders and the Investors or granting security interests or liens in the Credit Lenders' Collateral to the Agent, for the benefit of the Lease Credit Lenders and the Investors pursuant to the Security Documents in order to secure such Borrower's obligations under the HHC Lease Guaranty then,
                                                                         ----
subject to the terms hereof, such provisions are hereby waived by MMI. Notwithstanding the foregoing, it is understood and agreed by the parties hereto that (A) MMI is hereby consenting to the granting of only one junior mortgage by each Borrower (encumbering the portion of the Mortgaged Property owned by such Borrower) for the benefit of any or all of the Corporate Credit Agent, the Corporate Credit Lenders, the Lease Credit Agent, the Lease Credit Lenders, the HHC Trust and the Investors to secure all or any of the Borrowers' obligations under the Corporate Credit Agreement, the Lease Credit Agreement and/or the HHC Lease Guaranty and (B) in no event is MMI consenting to the granting of a security interest by Harborside for the benefit of any or all of the Corporate Credit Agent, the Corporate Credit Lenders, the Lease Credit Agent, the Lease Credit Lenders, the HHC Trust and/or the Investors in any of the Capital Stock (as defined in the Corporate Credit Agreement) of any Borrower.

     2.   NOTICES.  The Corporate Credit Agent agrees to give MMI a copy of any
          -------
notice of default and/or any other notice pertaining to any exercise of any right and/or remedy under the Corporate Credit Agreement that the Corporate Credit Agent gives to any Borrower or Harborside pursuant to the Corporate Credit Agreement, simultaneously with the giving of such notice to such Borrower or Harborside. The Lease Credit Agent agrees to give MMI a copy of any notice of default and/or any other notice pertaining to any exercise of any right and/or remedy under the Lease Credit Agreement or under the HHC Lease Guaranty that the Lease Credit Agent gives to any Borrower or Harborside pursuant to the Lease Credit Agreement, simultaneously with the giving of such notice to such Borrower or Harborside. The Agent agrees to give MMI a copy of any notice of default and/or any other notice pertaining to any exercise of any right and/or remedy under the Security Documents that the Agent gives to any Borrower or Harborside pursuant to the Security Documents, simultaneously with the giving of such notice to such Borrower or Harborside. MMI agrees to give the Agent a copy of any notice of default and/or any other notice pertaining to any exercise of any right or remedy under the Loan Documents that MMI gives to any Borrower or Harborside pursuant to the Loan Documents, simultaneously with the giving of such notice to such Borrower or Harborside.

     3.   PRIORITIES WITH RESPECT TO THE COLLATERAL.
          -----------------------------------------

          (A) Notwithstanding anything to the contrary that may be set forth in any of the Loan Documents, MMI acknowledges and agrees that, as between (I) MMI and (II) the Agent, except as provided in paragraph 3(d) below, the Agent's security interests in that portion of the Credit Lenders' Collateral that constitutes Accounts (as hereinafter defined) shall be treated as prior to MMI's security interest in such Accounts.

          (B) The Agent acknowledges having been informed by MMI that, as additional security for the obligations of the Borrowers under the Loan Documents, as part of the MMI Collateral, (I) MMI has been granted by the Borrowers collateral assignments of, and perfected security interests in, all licenses, approvals, qualifications, variances, permissive uses, certificates of need, franchises, accreditations, certificates, certifications, consents, permits and other authorizations (collectively, the "Permits") and agreements and patient admission agreements, contracts, contract rights, warranties and representations and franchises (collectively, the "Contracts"), benefiting, relating to or affecting Facilities and the ownership, construction, development, maintenance, management, repair, use, occupancy, possession or operation thereof or the operation of any programs or services in conjunction with any Facility and all renewals and replacements and substitutions therefor, now or hereafter issued by or entered into with any governmental authority or maintained or used by any Borrower or entered into by any Borrower with any third party, including, without limitation, patient contracts and governmental reimbursement contracts associated with the Facilities which generate Accounts and (II) MMI has been granted by the Borrowers perfected security interests in all books, records, ledgers, print-outs, papers, data, file materials and information relating to the Facilities, any account debtors in respect thereof and/or to the operation of the Borrowers' businesses, and all rights of access to such books, records, ledgers, print-outs, papers, file materials and information, and all property in which such books, records, ledgers, print-outs, data, file materials and information are stored, recorded, and maintained (collectively, the "Books and Records"). Notwithstanding anything to the contrary set forth in the Corporate Credit Agreement, the Lease Credit Agreement and/or the HHC Lease Guaranty, the Agent further acknowledges and agrees that, as between (X) the Agent and (Y) MMI, MMI's said security interests in the Permits, the Contracts and the Books and Records, as well as MMI's security interests in all other items of the Credit Lenders' Collateral (other than, as provided in paragraphs 3(a) and 3(d), in Accounts accruing on or prior to the "Trigger Event", as hereinafter defined) shall be treated as prior to the Agent's security interests in the Permits, the Contracts, the Books and Records and the other items of the Credit Lenders' Collateral (other than Accounts accruing on or prior to the Trigger Event).

               As used herein, the term Accounts shall mean (I) accounts (as defined in the Uniform Commercial Code as adopted in Massachusetts) and (II) rights to payment for goods sold or leased or services rendered by any Borrower or any other party, whether now in existence or arising from time to time hereafter and whether or not yet earned by performance, including, without limitation, obligations evidenced by an account, note, contract, security agreement, chattel paper, or other evidence of indebtedness (collectively, the "Receivables"); together with (1) all security pledged, assigned, hypothecated or granted to or held by any Borrower to secure the foregoing, (2) any property received in payment, settlement or compromise of any account or Receivable, (3) all guarantees, endorsements and indemnifications on, or of, any of the foregoing, (4) all rights, remedies, and privileges pertaining to any of the foregoing, (5) all powers of attorney for the execution of any evidence of indebtedness or security or other writing in connection therewith, and (6) all evidences of the filing of financing statements and other statements and the registration of other instruments in connection therewith and amendments thereto; all whether now existing or hereafter acquired or arising and including all proceeds and products thereof.

          (C) Without representing or implying that the license hereafter referred to is necessary, MMI hereby grants to the Agent a license in the Permits, the Contracts and the Books and Records (the "License Rights"), but only to the extent that (I) MMI is able to do so consistent with applicable law and MMI's contractual obligations (now existing or hereafter entered into) and (II) the License Rights are necessary for the Agent to sue for and collect all Accounts that accrue on or prior to the Trigger Event; provided, however, that the foregoing grant is
                              --------  -------
               made without any representation or implication on behalf of MMI that it has the ability to make any such grant in accordance with the terms hereof and without any other representation of any kind or nature whatsoever. In addition, MMI agrees that it will not intentionally use whatever rights it may have in the Permits, the Contracts and the Books and Records for the purpose of hindering the Agent from collecting Accounts that accrued on or prior to the Trigger Event.

          (D) Notwithstanding any priority that would otherwise apply as a matter of law, after the occurrence of a default or breach of condition continuing beyond all applicable notice and/or grace periods, if any, under any of the Loan Documents (I) upon receipt by the Agent of written notice (the "Trigger Notice") from MMI, notifying the Agent of the commencement by MMI of any action to exercise any of its remedies under any of the Loan Documents, including, without limitation, the taking of any steps to foreclose any one or more of the MMI Mortgages, to accelerate or to demand full payment under the Loan Documents or to realize on all or any portion of MMI Collateral (the date of the receipt by the Agent of the Trigger Notice shall be referred to herein as the "Trigger Event"), all Accounts arising and/or accruing after the Trigger Event from operations at the applicable Facility or Facilities identified in the Trigger Notice (and the proceeds thereof) and the rights to collect and retain the same shall be, as between
               (A) the Agent and (B) MMI, MMI's as first priority collateral for the obligations of the Borrowers to MMI and (II) MMI agrees with the Agent that all uncollected Accounts that accrued from operations of such Facility or Facilities occurring on or prior to the Trigger Event are part of the Accounts in which the Agent has a security interest prior to MMI's and as to which the rights to collect and retain the same shall be, as between (X) the Agent and (Y) MMI, the Agent's as first priority collateral for the obligations owed to the Corporate Credit Agent and the Corporate Credit Lenders under the Corporate Credit Agreement, the obligations owed to the Lease Credit Agent and the Lease Credit Lenders under the Lease Credit Agreement and the obligations owed to the Lease Credit Agent (for the benefit of the Lease Credit Lenders) and the Investors under the HHC Lease Guaranty.

               The parties hereto agree that a Trigger Notice may be given on any one or more occasions and that there may be different Trigger Events for the Facilities.

          (E) MMI hereby grants to the Agent, access to the Facilities and the Books and Records at reasonable times and after reasonable notice to MMI to the extent that such access is necessary for the Agent to pursue its rights in such Accounts accruing on or prior to the Trigger Event. With respect to any Facility, such right of access shall be effective from and after the time MMI takes exclusive possession of such Facility and the Books and Records relating thereto.

          (F) It is recognized that individual patients at any Facility may have unpaid Accounts that accrued both before and after the applicable Trigger Event relating to such Facility. The parties hereto agree that payments received under such circumstances shall be applied against the oldest Accounts first.

          (G) In the event that the Corporate Credit Agent, the Lease Credit Agent, the Agent and/or the Investors collect any Accounts that accrued after the Trigger Event, the Corporate Credit Agent, the Lease Credit Agent, the Agent and/or the Investors, as the case may be, shall forward such Accounts to MMI. In the event that MMI collects any Accounts that accrued on or prior to the Trigger Event, MMI shall forward such Accounts to the Agent.

     4.   THE CORPORATE CREDIT AGENT'S, THE LEASE CREDIT AGENT'S, THE AGENT'S,
          --------------------------------------------------------------------
THE HHC TRUST'S AND THE INVESTORS' EXERCISE OF REMEDIES.  Notwithstanding
-------------------------------------------------------
anything to the contrary set forth in the Corporate Credit Agreement, the Lease Credit Agreement and/or the

HHC Lease Guaranty, the Corporate Credit Agent, the Lease Credit Agent, the Agent, the HHC Trust and the Investors agree that, without the prior written consent of MMI, which consent may be withheld in MMI's sole and absolute discretion, (A) except as expressly provided in Paragraph 5 below, the Corporate Credit Agent, the Lease Credit Agent, the Agent, the HHC Trust and the Investors shall not exercise any of their respective rights and remedies under the Corporate Credit Agreement, the Lease Credit Agreement and/or the HHC Lease Guaranty (including, without limitation, the rights and remedies under the Security Documents) with respect to the Borrowers or the Credit Lenders' Collateral (including, without limitation, the Mortgaged Property and the Facilities), other than such rights and remedies as may be necessary to collect the Accounts that accrue on or prior to the Trigger Event and (B) without limiting the foregoing, the Corporate Credit Agent, the Lease Credit Agent, the Agent, the HHC Trust and the Investors shall not file, cause to be filed or join in the filing of, any petition under the United States Bankruptcy Code, as the same may hereafter be amended and including any successor provision thereto, or any similar petition or pleading under any state law, against any Borrower or seek any relief with respect to any Borrower (including, without limitation, the appointment of a receiver, trustee or other similar official for such Borrower or any of its businesses or assets) under any such law. Except as expressly set forth in this Paragraph 4, this Agreement shall not, however, limit the respective rights and remedies of the Corporate Credit Agent, the Lease Credit Agent, the Agent, the HHC Trust and/or the Investors under the Corporate Credit Agreement, the Lease Credit Agreement and/or the HHC Trust with respect to the Debtors, other than the Borrowers, the HHC Trust or the Remaining Collateral.

     The Corporate Credit Agent, the Lease Credit Agent, the Agent, the HHC Trust and the Investors will not demand or accept as security for the indebtedness evidenced by the Corporate Credit Agreement, the Lease Credit Agreement and/or the HHC Lease Guaranty any collateral owned, wholly or in part, by any Borrower, other than such collateral as is already included within the definition of the Credit Lenders' Collateral, without the prior written consent of MMI, in each instance, which consent may be withheld in MMI's sole and absolute discretion.

     5.   ADDITIONAL PROVISIONS REGARDING THE CORPORATE CREDIT AGENT'S, THE
          -----------------------------------------------------------------
LEASE CREDIT AGENT'S, THE AGENT'S, THE HHC TRUST'S AND THE INVESTORS' EXERCISE
------------------------------------------------------------------------------
OF REMEDIES.  As long as any portion of the indebtedness evidenced under the
------------
Loan Documents remains outstanding:

          (A) the Corporate Credit Agent, the Lease Credit Agent, the Agent, the HHC Trust and the Investors acknowledge and agree that (I) without limiting the terms of clause (ii) immediately below, if the Corporate Credit Agent, the Lease Credit Agent, the Agent, the HHC Trust or the Investors should ever acquire any interest in the Mortgaged Property, such interest is hereby made subordinate and junior in priority to the interest of MMI in the Mortgaged Property, and regardless of time, order or place of filing or recording of any mortgage (including, without limitation, the MMI Mortgages), collateral assignment of leases or other property, financing statement or other document or instrument relating to the MMI Loan, and regardless of the perfection or non-perfection thereof, notwithstanding to the contrary any provision of any applicable law relating to perfection or priority and, without limiting the foregoing or any provision of Paragraph 4 hereof, the Corporate Credit Agent, the Lease Credit Agent, the Agent, the HHC Trust and the Investors expressly acknowledge and agree that with respect to any and all insurance proceeds recovered or recoverable in connection with a fire or other casualty at the Mortgaged Property, and with respect to any and all proceeds recovered or recoverable in connection with a taking of the Mortgaged Property by condemnation or by eminent domain by a public or quasi-public authority, the rights of MMI under the MMI Mortgages shall be superior, in all respects, to the rights of the Corporate Credit Agent, the Lease Credit Agent, the Agent, the HHC Trust and the Investors under the Corporate Credit Agreement, the Lease Credit Agreement and the HHC Lease Guaranty;
     (II) the Corporate Credit Agent, the Lease Credit Agent, the Agent, the HHC Trust and the Investors will not, under any circumstance whatsoever, exercise or attempt to exercise any right, remedy or recourse against or to realize upon the Mortgaged Property, without the prior consent of MMI, in each instance, which consent may be withheld by MMI in its sole and absolute discretion; provided, however, that notwithstanding the foregoing,
                          --------  -------
     in the event that any foreclosure proceeding is commenced by MMI with respect to the Mortgaged Property, the Corporate Credit Agent, the Lease Credit Agent, the Agent, the HHC Trust and the Investors shall be entitled to take all such actions as may be necessary to preserve and/or assert their respective rights as a defendant in any such foreclosure proceeding (including, without limitation, the right to accelerate the indebtedness evidenced by the Corporate Credit Agreement, the Lease Credit Agreement and/or the HHC Lease Guaranty, but, excluding, specifically, the commencement of any foreclosure proceeding against the Mortgaged Property) and (III) upon any disposition of the Mortgaged Property in the exercise of the Corporate Credit Agent's, the Lease Credit Agent's, the Agent's, the HHC Trust's and/or the Investors' rights as mortgagee or secured party (with MMI's consent as aforesaid), the Corporate Credit Agent, the Lease Credit Agent, the Agent, the HHC Trust and the Investors shall have no right to any proceeds of any such disposition until the MMI Loan has been paid and satisfied in full, and any such proceeds to which any holder of the indebtedness evidenced by the Corporate Credit Agreement, the Lease Credit Agreement and/or the HHC Lease Guaranty would otherwise be entitled, but for the subordination provisions of this Agreement, shall be paid directly to MMI (to be applied towards the MMI Loan); and

          (B) the Corporate Credit Agent, the Lease Credit Agent, the Agent, the HHC Trust and the Investors shall not grant or consent to any further or additional subordination of its respective liens on the Mortgaged Property in whole or in part in favor of any party other than MMI, without the prior written consent of MMI, in each instance, which consent may be withheld in MMI's sole and absolute discretion.

     6.   BIND AND INURE; TERMINATION.  This Agreement shall be binding upon and
          ---------------------------
inure only to the benefit of MMI, the Corporate Credit Agent, the Lease Credit Agent, the Agent, the HHC Trust, the Investors and their respective successors and assigns (including, without limitation, any other future holder of all or any portion of the lender's interest under the Loan Documents); provided,
                                                                --------
however, that this Agreement shall be null and void and of no further force or
-------
effect upon the payment in full of the obligations under either (A) the Corporate Credit Agreement, the Lease Credit Agreement and the HHC Lease Guaranty or (B) the Loan Documents. The Corporate Credit Agent hereby represents and warrants that it has the authority to execute this Agreement on behalf of itself and the other lenders which are, or may in the future become, parties to the Corporate Credit Agreement. The Lease Credit Agent hereby represents and warrants that it has the authority to execute this Agreement on behalf of itself and the other lenders which are, or may in the future become, parties to the Lease Credit Agreement. The Agent hereby represents and warrants that it has the authority to execute this Agreement on behalf of itself, the other Corporate Credit Lenders, the other Lease Credit Lenders, the Investors and such other parties which may in the future become secured parties under the Security Documents. By executing this Agreement on behalf of the HHC Trust, Wilmington Trust Company represents and warrants that it is the Trustee of the HHC Trust and has the authority to execute this Agreement on behalf of the HHC Trust. The Investors hereby represent and warrant that they have the authority to execute this Agreement.

     7.   NOTICES.  All notices and other communications hereunder shall be in
          -------
writing and mailed (by registered or certified mail, return receipt requested and postage prepaid), delivered by a reputable commercial overnight delivery service with provision for a receipt, with delivery charges prepaid, hand delivered or transmitted by facsimile on a regular business day between the hours of 9:00 a.m. and 5:00 p.m., and shall be effective upon receipt, or upon attempted delivery if delivery is refused by the addressee, addressed or facsimile transmitted to the respective parties, as follows:

     (A) if to the Corporate Credit Agent, to the Lease Credit Agent and/or to the Agent:

          The Chase Manhattan Bank
          c/o The Loan and Agency Services Group
          One Chase Manhattan Plaza, 8th Floor
          New York, NY  10081
          Attention:  Janet M. Belden

          Telephone: (212) 552-5658
          Fax:  (212) 552-5650
          with copies to:

          Chase New England Corporation
          85 Wells Avenue
          Suite 200
          Newton, MA  02159
          Attention:  Roger A. Stone

          Telephone: (617) 928-3056
          Fax:  (617) 928-3057

          Simpson, Thacher & Bartlett
          425 Lexington Avenue
          New York, NY  10017-3954
          Attention:  Gregory A. Weiss, Esq.

          Telephone: (212) 455-2000
          Fax:  (212) 455-2502

     (B)  if to the HHC Trust:

          c/o Wilmington Trust Company
          Rodney Square North
          110 North Market Street
          Wilmington, DE  19890
          Attention:   Corporate Trust Administration
          Reference:  HHC 1998-1 Trust

          Telephone:  (301) 651-8882
          Fax:  (302) 651-1000

          with copies to:

          Chase New England Corporation
          85 Wells Avenue
          Suite 200
          Newton, MA  02159
          Attention:  Roger A. Stone

          Telephone: (617) 928-3056
          Fax:  (617) 928-3057

          Simpson, Thacher & Bartlett
          425 Lexington Avenue
          New York, NY  10017-3954
          Attention:  Gregory A. Weiss, Esq.

          Telephone: (212) 455-2000
          Fax:  (212) 455-2502

     (C)  if to the Investors:

          BTD Harborside Inc.
          1011 Centre Road, Suite 200
          Wilmington, DE 19805
          Attention:  Donna Mitchell
          Fax:  (302) 636-3333

          Morgan Stanley Senior Funding, Inc.
          1585 Broadway
          New York, NY 10036
          Attention:  Michael A. Hart
          Fax:  (212) 761-0587

          CSL Leasing, Inc.
          1201 Market Street, 9th Floor
          Wilmington, DE 19801
          Attention:  Michael Handago
          Fax:  (302) 428-3390

          with copies to:

          Chase New England Corporation
          85 Wells Avenue
          Suite 200
          Newton, MA  02159
          Attention:  Roger A. Stone

          Telephone: (617) 928-3056
          Fax:  (617) 928-3057

          Simpson, Thacher & Bartlett
          425 Lexington Avenue
          New York, NY  10017-3954
          Attention:  Gregory A. Weiss, Esq.

          Telephone: (212) 455-2000
          Fax:  (212) 455-2502

     (D)  if to MMI:

          Meditrust Mortgage Investments, Inc.
          197 First Avenue
          Needham Heights, MA  02494
          Attention:  President

          Telephone:  (781) 433-6000
          Fax:  (781) 433-1290

          with copies to:

          Meditrust Mortgage Investments, Inc.
          197 First Avenue
          Needham Heights, MA 02494
          Attention:  General Counsel

          Telephone: (781) 433-6000
          Fax:  (781) 433-1224

          Nutter, McClennen & Fish, LLP
          One International Place
          Boston, MA  02110
          Attention:  Marianne Ajemian, Esq.

          Telephone: (617) 439-2000
          Fax:  (617) 973-9748


or to such other address or facsimile telephone number as any party may hereafter designate by written notice given to the other.

     When any notice is to be given under this Agreement simultaneously with notice to another party or simultaneously with the happening of an event, such notice shall be given as simultaneously as is reasonable in the circumstances.

     8.   NO THIRD PARTY BENEFICIARIES.  This Agreement is solely for the
          ----------------------------
benefit of the parties hereto and nothing contained herein shall confer upon anyone other than the parties hereto and their permitted successors and assigns, any right to insist upon or to enforce the performance or observance of any of the obligations contained herein; provided, however, that notwithstanding the
                                  --------  -------
foregoing, it is acknowledged and agreed that the Debtors may rely on the consents and waivers set forth in Paragraph 1.

     9.   ENTIRE AGREEMENT; AMENDMENTS.  This Agreement sets forth the entire
          ----------------------------
agreement of the parties with respect to the Credit Lenders' Collateral and the MMI Collateral and can be amended, modified, supplemented, extended, terminated, discharged or changed only by an agreement in writing which makes specific reference to this Agreement and which is signed by all parties hereto.

     The Corporate Credit Agent shall provide MMI with copies of all amendments to the Corporate Credit Agreement. The Lease Credit Agent shall provide MMI with copies of all amendments to the Lease Credit Agreement. MMI shall provide the Agent with copies of all amendments to any of the Loan Documents.

     10.  NO WAIVER.  No waiver of any term, provision or condition of this
          ---------
Agreement in any one or more instances, shall be deemed to be or be construed as a further or continuing waiver of any such term, provision or condition of this Agreement. No failure to act shall be construed as a waiver of any term, provision, condition or right granted hereunder.

     Excluding any breach of any covenant set forth herein, no action or inaction with respect to the MMI Collateral; nor any amendment to any of the Loan Documents; nor any exercise or nonexercise of any right, power or remedy under the Loan Documents; nor any waiver, consent, release, indulgence, extension, renewal, modification, delay or other action, inaction or omission in respect of the obligations evidenced by the Loan Documents will in any event give rise to any claim by the Corporate Credit Agent, the Lease Credit Agent, the Agent, the HHC Trust and/or the Investors against MMI.

     Excluding any breach of any covenant set forth herein, no action or inaction with respect to the Credit Lenders' Collateral or the Remaining Collateral; nor any amendment to the Corporate Credit Agreement; nor any exercise or nonexercise of any right, power or remedy under the Corporate Credit Agreement; nor any waiver, consent, release, indulgence, extension, renewal, modification, delay or other action, inaction or omission in respect of the obligations evidenced by the Corporate Credit Agreement will in any event give rise to any claim by MMI against the Corporate Credit Agent or the Agent.

     Excluding any breach of any covenant set forth herein, no action or inaction with respect to the Credit Lenders' Collateral or the Remaining Collateral; nor any amendment to the Lease Credit Agreement; nor any exercise or nonexercise of any right, power or remedy under the Lease Credit Agreement; nor any waiver, consent, release, indulgence, extension, renewal, modification, delay or other action, inaction or omission in respect of the obligations evidenced by the Lease Credit Agreement will in any event give rise to any claim by MMI against the Lease Credit Agent or the Agent.

     Excluding any breach of any covenant set forth herein, no action or inaction with respect to the Credit Lenders' Collateral or the Remaining Collateral; nor any amendment to the HHC Lease Guaranty; nor any exercise or nonexercise of any right, power or remedy under the HHC Lease Guaranty; nor any waiver, consent, release, indulgence, extension, renewal, modification, delay or other action, inaction or omission in respect of the obligations evidenced by the HHC Lease Guaranty will in any event give rise to any claim by MMI against the Lease Credit Agent, the Agent, the HHC Trust or the Investors.

     The Corporate Credit Agent, the Lease Credit Agent, the Agent, the HHC Trust and the Investors each irrevocably waives any right to require marshalling of the assets of the Borrowers and agrees that MMI shall have no obligation to seek satisfaction of the MMI Loan through recourse to collateral, if any, other than the Mortgaged Property prior to the exercise of MMI's rights with respect to the Mortgaged Property.

     MMI irrevocably waives any right to require marshalling of the assets of the Debtors and agrees that the Corporate Credit Agent, the Lease Credit Agent, the Agent, the HHC Trust and the Investors shall have no obligation to seek satisfaction of the indebtedness evidenced by the Corporate Credit Agreement, the Lease Credit Agreement and/or the HHC Lease Guaranty through recourse to collateral, if any, other than the Accounts that accrued on or prior to the Trigger Event prior to the exercise of the Corporate Credit Agent's, the Lease Credit Agent's, the Agent's and/or the Investors' rights with respect to such Accounts.

     11.  NO JOINT VENTURE.  Nothing contained herein shall be construed as
          ----------------
forming a joint venture or partnership between the parties hereto with respect to the subject matter hereof.

     12.  FURTHER ASSURANCES.  Each of the parties hereto agrees to execute and
          ------------------
deliver any and all further agreements, documents or instruments necessary to effectuate this Agreement and the transactions referred to herein or contemplated hereby or reasonably requested by the other party to perfect or evidence its rights hereunder.

     13.  COUNTERPARTS.  This Agreement may be executed in one or more
          ------------
counterparts, each of which shall constitute one and the same instrument. It shall not be necessary in making proof of this Agreement to produce or account for more than the number of counterparts containing the respective signatures of, or on behalf of, all of the parties hereto.

     14.  CAPTIONS AND HEADINGS.  The captions and headings set forth in this
          ---------------------
Agreement are included for convenience and reference only and the words contained therein shall in no way be held or deemed to define, limit, describe, explain, modify, amplify or add to the interpretation, construction or meaning of, or the scope or intent of, this Agreement or any part hereof.

     15.  LIMITATION OF LIABILITY.  In no event shall MMI ever be liable to the
          -----------------------
Corporate Credit Agent, the Lease Credit Agent, the Agent, the HHC Trust, the Investors or any other party for any indirect or consequential damages incurred by the Corporate Credit Agent, the Lease Credit Agent, the Agent, the HHC Trust, the Investors or such other party resulting from any cause whatsoever.

     16.  GOVERNING LAW; JURISDICTION.  This Agreement shall be governed by and
          ---------------------------
construed in accordance with the laws of the Commonwealth of Massachusetts.

     To the maximum extent permitted by applicable law, the Corporate Credit Agent, the Lease Credit Agent, the Agent, the HHC Trust and the Investors each hereby submits to the jurisdiction of the courts of the Commonwealth of Massachusetts and the United States District Court for the District of Massachusetts, as well as to the jurisdiction of all courts from which an appeal may be taken from the aforesaid courts, for the purpose of any suit, action or other proceeding arising out of, or with respect to this Agreement and the Corporate Credit Agent, the Lease Credit Agent, the Agent, the HHC Trust and the Investors each expressly waives any and all objections it may have as to venue in any of such courts.

     17.  TIME OF THE ESSENCE.  Time is of the essence of this Agreement.
          -------------------

     18.  NO AMENDMENT OF CHASE INTERCREDITOR AGREEMENT.  As between the
          ---------------------------------------------
Corporate Credit Agent, the Lease Credit Agent, the Agent, the HHC Trust and the Investors only, the terms and conditions of this Agreement shall not amend or modify the terms and conditions of the Chase Intercreditor Agreement; provided,
                                                                      --------
however that the provisions of the Chase Intercreditor Agreement shall not
-------
affect, in any manner whatsoever, MMI's rights and remedies with respect to the Borrowers and the MMI Collateral.

     19.  RULES OF CONSTRUCTION.  The provisions of this Agreement shall extend
          ---------------------
and be applicable to all renewals, replacements, amendments, extensions, substitutions, revisions, consolidations and modifications of the Corporate Credit Agreement, the Lease Credit Agreement, the HHC Lease Guaranty and/or the Loan Documents. References herein to the Corporate Credit Agreement, the Lease Credit Agreement, the HHC Lease Guaranty and/or any of the Loan Documents shall be deemed to include any renewals, replacements, amendments, extensions, substitutions, revisions, consolidations or modifications thereof.

     Notwithstanding the foregoing, any reference contained herein, whether express or implied, to any renewal, replacement, amendment, extension, substitution, revisions, consolidation or modification of any of the Loan Documents, the Corporate Credit Agreement, the Lease Credit Agreement and/or the HHC Lease Guaranty is not intended to constitute an agreement or consent by any of the parties hereto to any such renewal, replacement, amendment, substitution, revision, consolidation or modification; but, rather as a reference only to those instances where the applicable parties may give, agree or consent to any such renewal, replacement, amendment, extension, substitution, revision, consolidation or modification as the same may be (and only to the extent that the same may be) required pursuant to the terms, covenants and conditions hereof or of any of the Loan Documents, the Corporate Credit Agreement, the Lease Credit Agreement and/or the HHC Lease Guaranty.

     Notwithstanding anything to the contrary contained herein, (A) every agreement, consent and undertaking made herein by the Corporate Credit Agent is made on behalf of, and shall be binding upon, the Corporate Credit Lenders, (B) every agreement, consent and undertaking made herein by the Lease Credit Agent is made on behalf of, and shall be binding upon, the Lease Credit Lenders and
(C) every agreement, consent and undertaking made herein by the Agent is made on behalf of, and shall be binding upon, the Corporate Credit Lenders, the Lease Credit Lenders and the Investors.

     WITNESS the execution hereof under seal as of day and year first written above.


WITNESS                       CORPORATE CREDIT AGENT:
-------                       ----------------------


                              THE CHASE MANHATTAN BANK, as
                              Administrative Agent under the Corporate Credit Agreement



/s/ Pilar Ramos               By: /s/ Robert Anastasio
-------------------------         -------------------------------------
Name: Pilar Ramos                 Name: Robert Anastasio
                                  Title: Vice President



WITNESS                       LEASE CREDIT AGENT:
-------                       ------------------


                              THE CHASE MANHATTAN BANK, as
                              Administrative Agent under the Lease Credit
                              Agreement



/s/ Pilar Ramos               By: /s/ Robert Anastasio
-------------------------         -------------------------------------
Name: Pilar Ramos                 Name: Robert Anastasio
                                  Title: Vice President



WITNESS                       AGENT:
-------                       -----


                              THE CHASE MANHATTAN BANK, as
                              Administrative Agent under the Security
                              Documents



/s/ Pilar Ramos               By: /s/ Robert Anastasio
-------------------------         -------------------------------------
Name: Pilar Ramos                 Name: Robert Anastasio
                                  Title: Vice President

WITNESS                       HHC TRUST:
-------                       ---------


                              HHC 1998-1 TRUST, a Delaware business trust


                              By:  WILMINGTON TRUST COMPANY, a
                              Delaware banking corporation, not in its
                              individual capacity but solely as Trustee



/s/ Susanne Gula              By: /s/ Charlotte Paglia
-------------------------         -------------------------------------
Name:                             Name: Charlotte Paglia
                                  Title: Financial Services Officer


WITNESS                       INVESTORS:
-------                       ---------



                              CSL LEASING, INC.



/s/ James P. Donaghey         By: /s/ Michael P. Handago
-------------------------         -------------------------------------
Name: James P. Donaghey           Name: Michael P. Handago
                                  Title: Vice President


WITNESS                       BTD HARBORSIDE INC.
-------



/s/ Jean M. Mazarella         By: /s/ James H. Stallkamp
-------------------------         -------------------------------------
Name: Jean M. Mazarella           Name: James H. Stallkamp
                                  Title: President

WITNESS                       MORGAN STANLEY SENIOR FUNDING, INC.
-------



/s/ Robert J. Franz           By: /s/ Michael T. McLaughlin
---------------------------      -------------------------------------
Name: Robert J. Franz             Name: Michael T. McLaughlin
                                  Title: Principal



WITNESS                       MMI:
-------                       ---


                              MEDITRUST MORTGAGE INVESTMENTS,
                              INC., a Delaware corporation



/s/ Kim M. Priesing           By: /s/ Michael S. Benjamin Esq.
---------------------------      -------------------------------------
Name: Kim M. Priesing             Name: Michael S. Benjamin Esq.
                                  Title: Senior Vice President

                                   EXHIBIT A
                                   ---------

                                   MORTGAGES

1. Renewal, Consolidation, Mortgage, Spreader, Assignment and Security Agreement, dated as of October 13, 1994, by and between Bay Tree, as Mortgagor and MMI, as Mortgagee, recorded with the Public Records of Pinellas County in O.R. Book 8812, Page 1952.

2. Renewal, Consolidation, Mortgage, Spreader, Assignment and Security Agreement, dated as of October 13, 1994, by and between Countryside, as Mortgagor and MMI, as Mortgagee, recorded with the Recorder of Vigo County in Record p-20, Page 4579.

3. Renewal, Consolidation, Mortgage, Spreader, Assignment and Security Agreement, dated as of October 13, 1994, by and between Sunset, as Mortgagor and MMI, as Mortgagee, recorded with the Public Records of Pinellas County in O.R. Book 8812, Page 1900.

4. Renewal, Consolidation, Mortgage, Spreader, Assignment and Security Agreement, dated as of October 13, 1994, by and between West Bay, as Mortgagor and MMI, as Mortgagee, recorded with the Public Records of Pinellas County in O.R. Book 8812, Page 1858.

                                   EXHIBIT B
                                   ---------

                                    DEBTORS

     Bay Tree Nursing Center Corp.
     Belmont Nursing Center Corp.
     Bridgewater Assisted Living Limited Partnership
     Countryside Care Center Corp.
     Harborside of Cleveland Limited Partnership
     Harborside Health I Corporation
     Harborside Acquisition Limited Partnership IV
     Harborside Acquisition Limited Partnership V
     Harborside Acquisition Limited Partnership VI
     Harborside Acquisition Limited Partnership VII
     Harborside Acquisition Limited Partnership VIII
     Harborside Acquisition Limited Partnership IX
     Harborside Acquisition Limited Partnership X
     Harborside Atlantrix Limited Partnership
     Harborside Connecticut Limited Partnership
     Harborside Funding Limited Partnership
     Harborside Healthcare Advisors Limited Partnership
     Harborside Healthcare Baltimore Limited Partnership
     Harborside Healthcare Limited Partnership
     Harborside Healthcare Network Limited Partnership
     Harborside Homecare Limited Partnership
     Harborside Massachusetts Limited Partnership
     Harborside New Hampshire Limited Partnership
     Harborside North Toledo Limited Partnership
     Harborside of Dayton Limited Partnership
     Harborside of Florida Limited Partnership
     Harborside of Ohio Limited Partnership
     Harborside Properties Trust I
     Harborside Rehabilitation Limited Partnership
     Harborside Rhode Island Limited Partnership
     Harborside Toledo Limited Partnership
     Harborside Toledo Corp.
     HHCI Limited Partnership
     KHI Corp.
     Maryland Harborside Corp.
     New Jersey Harborside Corp.
     Oakhurst Manor Nursing Center Corp.
     Orchard Ridge Nursing Center Corp.
     Riverside Retirement Limited Partnership
     Sailors, Inc.
     Sunset Point Nursing Center Corp.
     West Bay Nursing Center Corp.

                                   EXHIBIT C
                                   ---------

                                  FACILITIES


1. That certain skilled nursing facility with 120 licensed beds, owned and operated by Bay Tree, commonly known as "Bay Tree Nursing Center", located in Palm Harbor, Florida.

2. That certain skilled nursing facility with 120 licensed beds, owned and operated by Countryside, commonly known as "Countryside Nursing Center", located in Terre Haute, Indiana.

3. That certain skilled nursing facility with 120 licensed beds, owned and operated by Sunset, commonly known as Sunset Point Nursing Center located in Clearwater, Florida.

4. That certain skilled nursing facility with 120 licensed beds, owned and operated by West Bay, commonly known as "West Bay Nursing Center" located in Oldsmar, Florida.

                                   EXHIBIT D
                                   ---------

                              SECURITY DOCUMENTS


Collectively, (A) the "Security Documents" (as defined under the Corporate Credit Agreement) entered into as of the date hereof to which any Borrower is a party, (B) the "Security Documents" (as defined under the Participation Agreement) executed as of the date hereof to which any Borrower is a party, (C) the "Guarantee Security Documents" (as defined under the Participation Agreement) executed as of the date hereof to which any Borrower is a party and
(D) the second priority mortgages to be granted by each of the Borrowers (encumbering the portion of the Mortgaged Property owned by such Borrower) within sixty (60) days from the date hereof.